FORM 8-K

                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC 20549

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

   Date of Report (Date of earliest event reported) August 26, 1998


                     DCI Telecommunications, Inc.
     ------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


   Colorado                     2-96976-D            84-1155-41
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(State or other             (Commission File        (IRS Employer
   jurisdiction of            Number)              Identification
   incorporation)                                     Number)

                 611 Access Road, Stratford, CT 06615
       -------------------------------------------------------------
               (Address of principal executive offices)

   Registrant's telephone number, including area code:(203) 380-0910

                       ------------------------

      -----------------------------------------------------------
    (Former name or former address, if changed since last report.)

Item 5. Other Events

On August 31, 1998, the Company announced the signing of a definitive joint venture agreement with TIMEWorldcom U.S.which combines TIMEWorldcom Europe with the Company's European operating subsidiary, DCI Europe, Ltd. The joint venture is 51% owned by the Company. Under the agreement, DCI's switched based European network is being incorporated into the joint venture which will be utilized to carry the telephone traffic to be derived from agreements being put into the joint venture by TIMEWorldcom Europe. Note: TIMEWorldcom U.S. and TIMEWorldcom Europe are not affiliated in any way with WorldCom, Inc.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

- Definitive Joint Venture Agreement between TIMEWorldcom Europe, TIMEWorldcom U.S., DCI Telecommunications, Inc. and DCI Europe Ltd.

-    Euro Debit Agreement between TIMEWorldcom and Cristina Mosca.

-    Euro Debit Agreement between TIMEWorldcom and InterNext
     Communications, Inc.

- TIMEWorldcom Europe had no operations prior to this venture and accordingly had no historical financial statements.


                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DCI Telecommunications, Inc.


                    Joseph J. Murphy
                    __________________________

                    Joseph J.  Murphy
                    President
                    Date: September 11, 1998

                               AGREEMENT

     AGREEMENT made as of August 26, 1998 by and between TIMEWorldcom Europe, a Uruguayan corporation with an address of 7895B Cessna Avenue, Gaithersburg, Maryland 20879 (ATWCE ), TIMEWorldcom, USA, a Delaware corporation with an address of 7895B Cessna Avenue, Gaithersburg, Maryland 20879 (ATWCU ), DCI Telecommunications, Inc., a Colorado corporation with an address of 611 Access Road, Stratford, Connecticut 06497 (ADCI ), and DCI Europe, Ltd., a (to be determined) corporation which is a wholly-owned subsidiary of DCI, with an address of (to be determined)(ADCI Europe ).

     WITNESSETH:

     WHEREAS, TWCE is an international provider of long distance services, and provides such services throughout Europe to the customers (collectively, the ATWCE Customers) pursuant contracts and agreements (collectively, irrespective of the existence of formal written agreements, the ATWCE Contracts) more particularly set forth in Exhibit A to this Agreement; and

     WHEREAS, DCI Europe is the owner of the assets (collectively, ADCI Europe Assets ) more particularly set forth in Exhibit B to this Agreement, including, but not limited to, switching facilities throughout Europe (ASwitches ); and

     WHEREAS, the parties are entering into this Agreement in order to, among other things, (i) charter a new corporation, DCI Time Europe, Inc. (ADCITE ) and set forth their agreement with respect to the contributions of the parties to DCITE, and the ownership and operation thereof; and (ii) to provide for the grant by DCI to TWC of additional warrants to purchase common stock of DCI upon the terms and conditions set forth herein;

     NOW THEREFORE, for value received and in consideration of the mutual promises contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Formation of DCITE. On or about the date of this Agreement, TWCE and DCI shall form a (to be determined) corporation, DCI Time Europe, Inc. (ADCITE). The authorized common stock of DCITE shall consist of 300 shares, of which one hundred (100) shares shall be issued on the date of formation as follows. TWCE shall receive forty-nine (49) shares, and DCI shall receive fifty-one (51) shares. The interests of TWCE and DCI in any gross profits of DCITE, and their respective shares in any losses and/or liabilities that may result from their respective ownership of shares in DCITE, shall be as follows:
TWCE - 49%, DCI - 51%.

     Sergio Ado shall be the chief executive officer of DCITE, and Mr. Ado shall be responsible for the day-to-day operation of DCITE. The internal governance of DCITE shall be in conformance with the By-laws (the ABy-laws). The purpose for which DCITE is being formed is to utilize the assets and employees transferred thereto by DCI Europe pursuant to this Agreement in order to provide the services formerly provided by TWCE throughout Europe to the current customers of TWCE as set forth in the TWCE Contracts. DCITE shall maintain its principal place of business at: __________________________. DCITE may re-locate its office from time to time or have additional offices as its shareholders and directors may determine.

     2. Transfer of Assets from TWCE to DCITE. TWCE shall contribute Five Thousand Dollars ($5,000.00) to capitalize DCITE and to meet DCITE's initial expenses. In addition, as additional paid in capital, TWCE shall transfer to DCITE all of its right, title and interest in and to its business relationships with the TWCE Customers and in and to the TWCE Contracts, and any and all accounts receivable and proceeds arising from such TWCE Customers and out of such TWCE Contracts for services rendered either prior to or following the date of this Agreement, free and clear of any lien, encumbrance or security interest. On the date of this Agreement, TWCE and Mr. Ado shall execute and deliver to DCITE and DCI an agreement not to compete in the form attached to this Agreement as Exhibit D, which provides that from and after the date of this Agreement, TWCE and Mr. Ado shall be restricted from rendering telecommunications services within Europe to any parties including, but not limited to, the TWCE Customers.

     3. Transfer of Assets from DCI Europe. DCI Europe shall contribute Five Thousand Dollars ($5,000.00) to capitalize DCITE and to meet DCITE's initial expenses. In addition, (a) as addition paid in capital, DCI Europe shall transfer to DCITE all of its right, title and interest in and to the DCI Europe Assets, and any and all accounts receivable and proceeds arising from such DCI Europe Assets for services rendered following the date of this Agreement, free and clear of any lien, encumbrance or security interest, and (b) subject to their consent, all employees of DCI Europe shall become employees of DCITE. DCI Europe further covenants and agrees that it shall furnish any additional switching facilities necessary and appropriate for DCITE to provide long distance services as set forth in the TWCE Assets.

     4. Grant of Right of First Refusal to Purchase Stock in DCITE. Either DCI or TWCE may sell or otherwise transfer all or any of its stock in DCITE to a non-party to this Agreement only after offering it to on the terms and conditions set out in this Agreement. Such party receiving a bona fide offer for all or part of its stock wishing to sell such stock (the "Selling Stockholder") shall first offer the stock to such other party ("Offeree Stockholder"). The Selling Stockholder shall notify the Offeree Stockholder in writing that it has received a bona fide offer for the sale of the stock (the "Notice"). The Notice shall state the name and address of the person or entity making the offer, the number of shares to be sold, the sales price and terms of payment. The Notice shall contain an offer to sell the stock to the Offeree Stockholder, exercisable within sixty (60) days of the transmission of such Notice, for the same price and upon the same terms of payment as those of the bona fide offer. The stock of DCITE issued to each of DCI and TWCI shall contain a legend as follows:

     "TAKE NOTICE that the sale, assignment, transfer, or pledge of shares represented by this Certificate are subject to the restrictions contained in an Agreement dated as of ___________, 1998 by and between (among others) TIMEWorldcom Europe, DCI Telecommunications, Inc. and DCI Time Europe, Inc., a copy of which is on file at the offices of DCI Time Europe, Inc."

     5. Right of First Refusal Granted to TWCU. In consideration for TWCU's obligations hereunder, DCI hereby grants TWCU a right of first refusal to match or exceed any and all of DCI's carrier traffic within the United States of America. In consideration for this grant, TWCU hereby covenants and agrees that it shall provide to DCI the most favorable pricing terms which TWCU has available for such traffic, and that DCI shall have no obligation to employ TWCU's services unless the terms offered by TWCU meet or exceed the terms upon which DCI has been offered carrier traffic.

     6. Grant of Warrants from DCI to TWCE. In consideration for TWCE's obligations hereunder, DCI shall grant warrants to purchase shares of DCI common stock at an exercise price equal to the average trading price of such stock over the most recent ninety (90) days prior to exercise; provided, however, that the sole source of funds to be used by TWCE for the exercise of such warrants shall be distributions by DCITE to TWCE pursuant to Section 1 of this Agreement.

     7. TWCU and TWCE Voting of DCI Shares. Both TWCU and TWCE hereby covenant and agree that for the first two (2) years following the date of this Agreement, they shall vote all shares of DCI they now or hereafter own as recommended by DCI management.

     8.   Representations and Warranties of the Parties.

     As used in this Section 8, ATWC Parties shall mean TWCE and TWCU, collectively, and ADCI Parties shall mean DCI and DCI Europe, collectively.

     (a)  From TWC Parties to DCI Parties.

               (i) Due Organization; Qualification. Each of the TWC Parties is a corporation duly organized, validly existing and in good standing under the laws of the jurisdictions set forth in the Prologue to this Agreement, and each is duly qualified to transact business as a foreign corporation, in good standing and licensed in each state and nation to the extent necessary to ensure the enforceability of the TWCE Contracts and the assignment thereof to DCITE as herein provided, and to perform its duties and obligations under this Agreement.

               (ii) Authority. Each of the TWC Parties has the full power, authority and legal right to hold, transfer and convey the TWCE Contracts and to execute and deliver this Agreement and the agreement attached to this Agreement as Exhibit D (together with this Agreement, collectively, the ATransaction Documents ) and to perform all transactions contemplated by the Transaction Documents. Each of the TWC Parties has duly authorized the execution, delivery and performance of the Transaction Documents, and has duly executed and delivered the Transaction Documents. The Transaction Documents constitute the legal, valid and binding obligation of each of the TWC Parties enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) No Conflicts. Neither the execution and delivery of the Transaction Documents, nor the fulfillment of or compliance with the terms and conditions of the Transaction Documents by the TWC Parties, will (a) conflict with or result in a breach of any of the terms, conditions or provisions of either TWC Party's Articles of Incorporation, By-laws or other organization documents or any agreement or instrument to which either TWC Party is a party or by which they (or any of their respective properties) are bound, or constitute a default or result in an acceleration under any of the foregoing; (b) conflict with or result in a breach of any legal restriction if compliance therewith is necessary
          (1) to ensure the enforceability of any Transaction Documents or any TWCE Contract, or (2) for the TWC Parties to perform their respective obligations under the Transaction Documents in accordance with the terms thereof; (c) result in the violation of any law, rule, regulation, order, judgment or decree to which either TWC Party or their respective property is subject if compliance therewith is necessary (1) to ensure the enforceability of the Transaction Documents or the TWCE Contracts or (2) for the TWC Parties to perform their respective obligations under the Transaction Documents in accordance with the terms thereof; or (d) result in the creation or imposition of any lien, charge or encumbrance that would have material adverse effect upon any of properties of either TWC Party pursuant to the terms of any security document or other instrument, or materially impair the ability of DCITE to realize full value of the TWCE Contracts.

               (iv) Solvency. Each TWC Party is solvent and the transfer of the TWCE Contracts (1) will not cause either TWC Party to become insolvent and (2) is not intended by either TWC Party to hinder, delay or defraud any of its creditors.

               (v) No Consent Required. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over either TWC Party is required for (a) the execution and delivery of the Transaction Documents, (b) the transfer and assignment of the TWCE Contracts, or (c) the consummation of the transactions contemplated by the Transaction Documents or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable).

               (vi) Ability to Perform. The TWC Parties do not believe, nor do they have any reason or cause to believe, that they cannot perform each and every covenant of the TWC Parties contained in the Transaction Documents.

               (vii) No Litigation Pending. There are no actions, suits or proceedings pending or to the TWC Parties' actual knowledge threatened against either TWC Party which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, or financial condition of either TWC Party or which would draw into question the validity of this Agreement (or any agreement executed and delivered by the Transferor in connection herewith) or the Mortgage Loan or which would be likely to impair materially the ability of the Transferor to perform its duties and obligations under the terms of this Agreement (or any agreement executed and delivered by the Transferor in connection herewith).

               (viii) No Brokers. The TWC Parties have not dealt with any party that may be entitled, by reason of any act or omission of either TWC Party, to any commission or compensation in connection with the transfer of the TWCE Contracts to DCITE hereunder.

               (ix) No Violation. Neither TWC Party is in default under any TWCE Contract or any other instrument or agreement with respect to either the TWCE Contracts or the customers of TWCE.

          (b)  From DCI Parties to TWC Parties.

               (i) Due Organization; Qualification. Each of the DCI Parties is a corporation duly organized, validly existing and in good standing under the laws of the jurisdictions set forth in the Prologue to this Agreement, and each is duly qualified to transact business as a foreign corporation, in good standing and licensed in each state and nation to the extent necessary to ensure continued use of the DCI Europe Assets and the assignment thereof to DCITE as herein provided, and to perform its duties and obligations under this Agreement.

               (ii) Authority. Each of the DCI Parties has the full power, authority and legal right to hold, transfer and convey the DCI Europe Assets and to execute and deliver the Transaction Documents and to perform all transactions contemplated by the Transaction Documents. Each of the DCI Parties has duly authorized the execution, delivery and performance of the Transaction Documents, and has duly executed and delivered the Transaction Documents. The Transaction Documents constitute the legal, valid and binding obligation of each of the DCI Parties enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) No Conflicts. Neither the execution and delivery of the Transaction Documents, nor the fulfillment of or compliance with the terms and conditions of the Transaction Documents by the DCI Parties, will (a) conflict with or result in a breach of any of the terms, conditions or provisions of either DCI Party's Articles of Incorporation, By-laws or other organization documents or any agreement or instrument to which either DCI Party is a party or by which they (or any of their respective properties) are bound, or constitute a default or result in an acceleration under any of the foregoing; (b) conflict with or result in a breach of any legal restriction if compliance therewith is necessary
          (1) to ensure the enforceability of any Transaction Documents, or (2) for the DCI Parties to perform their respective obligations under the Transaction Documents in accordance with the terms thereof; (c) result in the violation of any law, rule, regulation, order, judgment or decree to which either DCI Party or their respective property is subject if compliance therewith is necessary (1) to ensure the enforceability of the Transaction Documents or (2) for the DCI Parties to perform their respective obligations under the Transaction Documents in accordance with the terms thereof; or (d) result in the creation or imposition of any lien, charge or encumbrance that would have material adverse effect upon any of properties of either DCI Party pursuant to the terms of any security document or other instrument, or materially impair the ability of DCITE to realize full value of the TWCE Contracts.

               (iv) Solvency. Each DCI Party is solvent and the transfer of the DCI Europe Assets (1) will not cause either DCI Party to become insolvent and (2) is not intended by either DCI Party to hinder, delay or defraud any of its creditors.

               (v) No Consent Required. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over either DCI Party is required for (a) the execution and delivery of the Transaction Documents, (b) the transfer and assignment of the DCI Europe Assets, or (c) the consummation of the transactions contemplated by the Transaction Documents or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable).

               (vi) Ability to Perform. The DCI Parties do not believe, nor do they have any reason or cause to believe, that they cannot perform each and every covenant of the DCI Parties contained in the Transaction Documents.

               (vii) No Litigation Pending. There are no actions, suits or proceedings pending or to the DCI Parties= actual knowledge threatened against either DCI Party which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, or financial condition of either DCI Party or which would draw into question the validity of this Agreement (or any agreement executed and delivered by the Transferor in connection herewith) or the Mortgage Loan or which would be likely to impair materially the ability of the Transferor to perform its duties and obligations under the terms of this Agreement (or any agreement executed and delivered by the Transferor in connection herewith).

               (viii) No Brokers. The DCI Parties have not dealt with any party that may be entitled, by reason of any act or omission of either DCI Party, to any commission or compensation in connection with the transfer of the DCI
          Europe Assets to DCITE hereunder.

               (ix) No Violation. Neither DCI Party is in default under any instrument or agreement with respect to the DCI Europe Assets.

9. Conditions Precedent. The following shall constitute express conditions precedent to the parties' obligations as set forth in this Agreement and the exhibits hereto: (a) the parties hereto shall fully execute the Transaction Documents and the fulfillment or waiver of the terms and conditions thereof; (b) the approval of the transaction by TWCE's and DCI's shareholders and/or Board of Directors whichever is applicable; (c) the receipt of all other required governmental and third party consents and approval; (d) the completion of DCI's due diligence investigations, with the results thereof being satisfactory to DCI; (e) the absence of any material adverse changes in the assets, financial condition or earnings prospects of TWCE prior to the date hereof; (f) TWCE having sales of $100 million and $10 million gross earnings before taxes.

10. Change in Control. In the event that DCI receives an acceptable offer to purchase DCI, either through an asset sale or a stock sale ("Offer"), DCI will notify TWCE in writing, setting forth the specifics of the Offer. TWCE shall have seven (7) days from the date of its receipt of such notification in which to deliver to DCI a written election of one of the following options; in the event that TWCE does not deliver such an election to DCI within such seven (7) days, then in such event TWCE shall have been deemed to elect option (3):

     Either:

     (1) TWCE may purchase DCI's ownership of DCITE within sixty (60) days of TWCE's election of this option (1) at a purchase price calculated as follows:

          Price = .85 times [.51 times Y times Z]; where

          Y = multiple of DCI gross sales used by the prospective purchaser to compute the purchase price set forth in the Offer

          Z = gross sales attributable to DCITE for the previous twelve
          (12) months.

          It shall be an express condition precedent to the election of this option (1) that, within seven (7) days of its transmittal of its election of option (1) to DCI, TWCE shall deliver to DCI, via certified funds, a nonrefundable deposit equal to ten percent (10%) of the Price calculated according to the above formula. In the event that TWCE fails to consummate the purchase of DCI's ownership in DCITE for any reason, (i) DCI shall retain the deposit in its entirety as reasonable liquidated damages, and (ii) TWCE shall have no further rights to exercise option (1) in connection with any proposed purchase of DCI by any prospective purchaser. In the event that TWCE fails to remit such deposit in a timely fashion, TWCE shall be deemed to have forfeited its rights under this option (1) and shall be deemed to have elected option (3).

     or:

     (2) In the event that the offer from the prospective purchaser indicates its willingness to purchase DCITE in its entirety, TWCE shall have the option to request that DCI so sell DCITE in its entirety to the prospective purchaser, and in such event TWCE shall receive from the proceeds of such sale an amount calculated according to the following formula (not less than $120,000,000 sale price):

          Payment to TWCE = .49 times [Y times Z]; where

          Y = multiple of DCI gross sales used by the prospective purchaser to compute the purchase price set forth in the Offer

          Z = gross sales attributable to DCITE for the previous twelve
          (12) months.

     or

     (3)  TWCE may elect to retain its 49% ownership in DCITE.

11.  Miscellaneous.

     a. Governing Law. This Agreement is a Connecticut contract to be governed by the laws of the State of Connecticut and to be paid and performed therein. Both parties agree to Fairfield County (Connecticut) Superior Court as the sole and exclusive jurisdiction for the resolution of any disputes hereunder.

     b. Binding Effect. This Agreement is binding upon the parties hereto, their executors, administrators, successors and assigns.

     c. Execution of Agreement. This Agreement is executed in multiple counterparts, each of which will be deemed an original but all of which collectively constitute one and the same agreement.

     d. Entire Agreement. The Transaction Documents contain the entire understanding of the parties hereto, all prior representations, statements and agreements being merged herein and therein.

     e. Further Amendments. This Agreement may not be modified or amended except in writing and executed by both parties.

     WITNESS out hands as of the date first above written.

                                 TIMEWorldcom Europe (ATWCE )

                                 Sergio Ado
___________________________   By:_____________________________
Witness                          Sergio Ado,
                                 its duly authorized President

                                 TIMEWorldcom USA (ATWCU )

                                 Sergio Ado
___________________________   By:__________________________________
Witness                          Sergio Ado,
                                 its duly authorized President

                                DCI Telecommunications, Inc. (ADCI)

                                 Joseph J. Murphy
___________________________   By:__________________________________
Witness                          Joseph J. Murphy,
                                 its duly authorized President
                                 DCI Europe, Inc. (ADCI Europe )

                                  Joseph J. Murphy
___________________________   By: ___________________________
Witness                           Joseph J. Murphy,
                                  its duly authorized President

                           TIMEWorldcom, INC

             Tel.: 301 590 1091 - Facsimile 301 869 3019.
            7895 Cessna Avenue, Gaithersburg Maryland 20879
                      P.O.BOX 82 Washington Grove
                          Maryland 20880-0082

                         EURO DEBIT AGREEMENT

THIS AGREEMENT is made and entered into this 1st day of May 28, 1998, by and between TIMEWorldcom, Inc., hereinafter called (TIME) a corporation organized and existing under the laws of the state of Delaware with offices at 7895 Cessna Avenue, Gaithersburg Maryland, 20879, mailing address, P.0. BOX 82 Washington Grove Maryland, 20852-0082, and CRISTINA MOSCA, hereinafter called "Customer" organized and existing under the laws of Italy with offices at Via Chilesotti, 1 36016 Thiens (VI) C.F. MSCCST63R48L 157A, P.I. 02373870245.

                              WITNESSETH
1. TIME with its "carrier partners" is a telecommunications services provider.

2. Customer desires to Purchase TIME telecommunications pre-paid service. Such services may be provided pursuant to TIME "carrier partners" tariffs as such tariffs may be amended from time to time (Tariffs).

3. TIME with its "carrier partners" desires to sell to Customer, TIME telecommunications services for prepaid debit international service.

The parties agree as follows:

1.  EXCLUSIVITY.

TIME hereby agrees to sell exclusively to Customer specially designed prepaid debit platforms which will be designed at the sole expense of TIME and described in Exhibit A, subject to the terms and conditions set forth below. Customer agrees to use TIME with its "carrier partners" as the exclusive provider for the prepaid debit services required to meet the needs of the Customer on a case by case basis. The Customer grants TIME the "first right of refusal" on all Telecommunications Services during the term of this agreement.

2.   SERVICES.

TIME will provide its Domestic and International Direct Dial Prepaid Platform telecommunications services (the "Services") to Customer pursuant to the applicable tariffs of TIME's "carrier partners" (the "Tariffs") as may be amended or succeeded from time to time. All of the terms and conditions of the Tariffs now or hereafter in effect are incorporated in this Agreement. In the event that any provision set forth in this Agreement conflicts with the terms and conditions of any of the Tariffs, the provisions set forth in the Tariffs will govern.

3.      UNITS OF SERVICE AND PIN NUMBERS

TIME shall sell to Customer PIN numbers (if required) and or units of telecommunications transmission service ("Units-Minutes"), and or Printed cards with time, Units-Minutes, ready for consumption (if required). The sale of Units-Minutes shall be pursuant to the terms set forth on Exhibit A. Except as provided in paragraph 3, TIME may during the ramp-up period, upon thirty (30) days prior written notice to Customer, increase any rate set forth in Exhibit A so as to offset an increase to TIME in the costs of providing telecommunications services that is caused by changes in the rules, regulations or operating procedures of any governmental or regulatory authority without further liability to TIME. No increase in the rate will be allowed by TIME which is caused by its "carrier partners" increasing the cost of service to TIME.

4.    INTERNATIONAL RATES.

Each Unit shall entitle the user holder to one minute of Domestic Interstate service, or to a minute of International services as determined by the rates set forth on EXHIBIT B. Notwithstanding the foregoing, and except as provided in paragraph 3, TIME reserves the right to change its international rates set forth on EXHIBIT A at the end of each twelve (12) month period throughout the duration of this Agreement.

5.    DUTIES OF THE CUSTOMER

In the furtherance of this Agreement, Customer duties include, but are not limited to:

(a) submit original order of a minimum of 900,000 cards and or Pins per month, with a ramp-up to a minimum of 150,000 pins, and or cards per month, based on the wholesale rate set forth on Exhibit A.

(b) submit by fax and FedEx fully executed forms for the PIN's as provided by TIME.

(c) no orders or activation's shall be binding by TIME until payment is accepted and received by TIME.

(d) all orders shall contain such terms and conditions as outlined in this agreement and comply with the tariff.

(e) all "chargebacks", and fees related to "refresh" activity involving fraud or disputed charges, charged back to TIME by its merchant bank will be the sole responsibility of the Customer.

6.  TIME RIGHTS AND DUTIES.

TIME will maintain the purchase price as set forth in Exhibit A for the term of this agreement except as indicated in paragraph 3 of this Agreement. TIME will provide the "specialty platform" design services as outlined in Exhibit A at no charge to the Customer.

TIME shall be the final authority on the capabilities of the platform design.

TIME will provide the "specialty platform" design services as outlined in Exhibit A at no charge to the customer.

TIME shall be the final authority on the capabilities of the platform design.

TIME agrees to refund the Customer on a case by case basis for 100% of cost for telecommunications services if Customer is required to refund its client of record for reasons or causes of actions not covered in paragraph 8 or 10 of this agreement.

7.   PIN NUMBERS.

PIN numbers shall expire 6 (Six) month after the date of activation or
as directed by the Customer. All   PIN numbers shall remain inactive
until activated by TIME with prepayment of sums due pursuant to the terms set forth on Exhibit A. TIME reserves the right to de-activate any PIN numbers for non-compliance of the prepayment terms as outlined in Exhibit A.

8. CUSTOMER IS AN INDEPENDENT RESELLER

This agreement does not constitute an agreement for a partnership or joint venture between TIME and Customer. Customer is not an agent of TIME and for no purpose can act as agent of TIME. Customer is an independent re-seller. All expenses and cost incurred by Customer in meeting Customers obligations under this Agreement shall be solely those of the Customer, and TIME shall not be liable for their payment. Customer can make no commitments with third parties that are binding upon TIME without the express written consent of TIME, and Customer in no way shall represent himself as having that power.

9.  OWNERSHIP

All customers referred to TIME by Customer shall remain the property of the Customer outside of their commitment with TIME. If for any reason the customer is dissatisfied with TIME, Customer has the right to find another source to fill the specific of customer needs, if TIME is not able to satisfy the customers concerns in a reasonable amount of time.

10.    INDEMNITY

Customer shall indemnify, hold harmless and defend TIME from and against all claims, clauses, causes of action, damages, judgments, settlements, losses, liabilities, obligations, penalties, charges, costs, payments, and expenses of any kind whatsoever, arising out of or resulting from (i) an "Act of God" and any breach by Customer of the terms of this Agreement, or (ii) any act or thing done by the Customer in excess of its authority under this Agreement, or (iii) any misrepresentation by Customer regarding TIME rates, services, transmission facilities, or marketing material. In no event shall TIME be liable to the Customer except for any action or inaction that constitutes gross negligence or willful misconduct on the part of TIME.

11. TERMINATION

This Agreement shall commence upon the above date and shall remain in full force and effect for a term of 12 months (365 days) with automatic renewals, unless terminated thirty (30) days prior to the automatic renewal. By Customer giving thirty (30) days prior written notice to TIME, or by TIME, effective upon thirty (30) days written notice to Customer if it fails to meet the prepayment terms as outlined in Exhibit A, or if the Customer makes any misrepresentations regarding TIME rates, services, transmission facilities, or marketing materials.

12. NOTICES

Any notice, request, authorization, consent or other communications required or permitted to be given to either party pursuant to this Agreement shall be in writing and shall be deemed given upon delivery by hand or transmission by facsimile, or by registered or certified mail, return receipt requested, postage and registry fees prepaid, and addressed as follows or at such other address as the intended recipient may have therefore specified in a written notice to sender.


TIME :    TIMEWorldcom, Inc.
          7895 Cessna Avenue
          Gaithersburg, Maryland 20879 USA

Purchaser:  Cristina Mosca
            Via Chilesotti, 1
            36016 Thiene (V1)
            C.F. MSCCST63R48L157A
            P.I. 02373670245

13. ASSIGNMENT AND NONDISCLOSURE

Customer shall not assign, disclose, show, display or publicize or use this Agreement or any part thereof without first receiving TIME's written consent, which may be withheld at TIME's sole discretion. However, either party may grant a security interest in the Agreement to its lenders.

14. APPLICABLE LAW

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, oral or written, with respect to the subject matter. The present contract shall be regulated, in its formal and substantial aspects, exclusively by Italian law, which the parties hereto agree to accept.

15.    ENTIRE AGREEMENT

Hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

TIMEWorldcom, Inc.
____________________________________
TIMEWorldcom, Inc.

Cristina Mosca
____________________________________
Cristina Mosca

                           TIMEWorldcom, INC

             Tel.: 301 590 1091 - Facsimile 301 869 3019.
            7895 Cessna Avenue, Gaithersburg Maryland 20879
                      P.O.BOX 82 Washington Grove
                          Maryland 20880-0082

                         EURO DEBIT AGREEMENT

THIS AGREEMENT is made and entered into this 1st day of June, 1998, by and between TIMEWorldcom, Inc., hereinafter called (TIME) a corporation organized and existing under the laws of the state of Delaware with offices at 7895 Cessna Avenue, Gaithersburg Maryland, 20879, mailing address, P.0. BOX 82 Washington Grove Maryland, 20852-0082, and InterNext Communications, Inc., hereinafter called "Customer" organized and existing under the laws of Delaware with offices at 3314 South 28th Street, Alexandria, VA 22302.

                              WITNESSETH
1. TIME with its "carrier partners" is a telecommunications services provider.

2. Customer desires to Purchase TIME telecommunications pre-paid service. Such services may be provided pursuant to TIME "carrier partners" tariffs as such tariffs may be amended from time to time (Tariffs).

3. TIME with its "carrier partners" desires to sell to Customer, TIME telecommunications services for prepaid debit international service.

The parties agree as follows:

1.  EXCLUSIVITY.

TIME hereby agrees to sell exclusively to Customer specially designed prepaid debit platforms which will be designed at the sole expense of TIME and described in Exhibit A, subject to the terms and conditions set forth below. Customer agrees to use TIME with its "carrier partners" as the exclusive provider for the prepaid debit services required to meet the needs of the Customer on a case by case basis. The Customer grants TIME the "first right of refusal" on all Telecommunications Services during the term of this agreement.

2.   SERVICES.

TIME will provide its Domestic and International Direct Dial Prepaid Platform telecommunications services (the "Services") to Customer pursuant to the applicable tariffs of TIME's "carrier partners" (the "Tariffs") as may be amended or succeeded from time to time. All of the terms and conditions of the Tariffs now or hereafter in effect are Incorporated in this Agreement. In the event that any provision set forth in this Agreement conflicts with the terms and conditions of any of the Tariffs, the provisions set forth in the Tariffs will govern.

3.      UNITS OF SERVICE AND PIN NUMBERS

TIME shall sell to Customer PIN numbers (if required) and or units of telecommunications transmission service ("Units-Minutes"), and or Printed cards with time, Units-Minutes, ready for consumption (if required). The sale of Units-Minutes shall be pursuant to the terms set forth on Exhibit A. Except as provided in paragraph 3. TIME may during the ramp-up period, upon thirty (30) days prior written notice to Customer, increase any rate set forth in Exhibit A (Rate Modification) so as to offset an increase to TIME in the costs of providing telecommunications services that is caused by changes in the rules, regulations or operating procedures of any governmental or regulatory authority without further liability to TIME. Customer shall be permitted to terminate this agreement during the term without penalty or further obligation, except for charges incurred up to the effective date of termination, upon thirty (30) days prior written notice to TIME in the event of such Rate Modification. No increase in the rate will be allowed by TIME which is caused by its "carrier partners" increasing the cost of service to TIME.

4.     BUSINESS DOWNTURN

In the event of a business downturn beyond Customers control or a divestiture of an affiliate of Customer that significantly reduces the volume of services required by the Customer resulting in the Customer being unable to meet its revenue and/or volume commitments under this Agreement (notwithstanding Customer's best efforts to avoid such a shortfall), TIME and Customer will cooperate in developing a mutually agreeable alternative proposal that complies with all applicable legal and regulatory requirements. By way of example and not limitation, such alternative proposals may include changes in rates, nonrecurring charges, revenue and/or volume commitments, discounts, and/or the Term. The Customer must give TIME prior written notice of the conditions it believes will require the application of this provision.

5.    INTERNATIONAL RATES.

Each Unit shall entitle the user holder to one minute of Domestic Interstate service, or to a minute of International services as determined by the rates set forth on EXHIBIT B. Notwithstanding the foregoing, and except as provided in paragraph 3, TIME reserves the right to change its International rates set forth on EXHIBIT A at the end of each twelve (12) month period throughout the duration of this Agreement.

6.    DUTIES OF THE CUSTOMER

In the furtherance of this Agreement, Customer duties include, but are not limited to:

(a) submit original order of a minimum of 4.4 million Pins in the first month and ramp to a total contract volume of $240,000,000 by full term (12 months) , based on the wholesale rate set forth on Exhibit A and Exhibit B.

(b) submit by fax and FedEx fully executed forms for the PIN's as provided by TIME.

(c) no orders or activation's shall be binding by TIME until payment is accepted and received by TIME.

(d) all orders shall contain such terms and conditions as outlined in this agreement and comply with the tariff.

(e) all "chargebacks", and fees related to "refresh" activity involving fraud or disputed charges, charged back to TIME by its merchant bank will be the sole responsibility of the Customer.

7. TIME RIGHTS AND DUTIES.TIME will maintain the purchase price as set forth in Exhibit A for the term of this agreement except as indicated in paragraph 3 of this Agreement.TIME will provide the "specialty platform" design services as outlined in Exhibit A at no charge to the Customer.

TIME shall be the final authority on the capabilities of the platform design.

TIME will provide the "specialty platform" design services as outlined in Exhibit A at no charge to the customer.

TIME shall be the final authority on the capabilities of the platform design.

TIME agrees to refund the Customer on a case by case basis for 100% of cost for telecommunications services if Customer is required to refund its client of record for reasons or causes of actions not covered in paragraph 8 or 10 of this agreement.

8.   PIN NUMBERS.

PIN numbers shall expire 6 (Six) month after the date of activation or
as directed by the Customer. All   PIN numbers shall remain inactive
until activated by TIME with prepayment of sums due pursuant to the terms set forth on Exhibit A. TIME reserves the right to de-activate any PIN numbers for non-compliance of the prepayment terms as outlined in Exhibit A.

9. PERFORMANCE GUARANTEE

Notwithstanding the provisions regarding termination of this Agreement by Customer prior to completion of the initial Term, Customer shall be permitted to terminate this Agreement during the Term without penalty or further obligation, except for charges incurred up to the date of termination, in the event that quality deficiencies solely caused by TIME in the provision of telecommunications service hereunder are demonstrated by Customer to affect adversely and materially Customer's telecommunications applications (such a termination under this clause Constituting a "Termination for Cause").

If TIME is unable to provide 4.4 million minutes worth of PINs (for debit service originating in Europe) within the first ninety (90) days following execution of this Agreement, customer shall be permitted to terminate without penalty or further obligation with thirty (30) days written notice to TIME.

All services and rates provided within this Agreement are for debit services and are to be provisioned on circuit switched public networks only. TIME may not substitute any voice compression, voice over IP, voice over frame relay, voice over Internet, or any other future compression protocol technology for services outlined in this Agreement.

10. CUSTOMER IS AN INDEPENDENT RESELLER

This agreement does not constitute an agreement for a partnership or joint venture between TIME and Customer. Customer is not an agent of TIME and for no purpose can act as agent of TIME. Customer is an independent re-seller. All expenses and cost incurred by Customer in meeting Customers obligations under this Agreement shall be solely those of the Customer, and TIME shall not be liable for their payment. Customer can make no commitments with third parties that are binding upon TIME without the express written consent of TIME, and Customer in no way shall represent himself as having the power.

11.  OWNERSHIP

All customers referred to TIME by Customer shall remain the property of the Customer outside of their commitment with TIME. If for any reason the customer is dissatisfied with TIME, Customer has the right to find another source to fill the specific of customer needs, if TIME is not able to satisfy the customers concerns in a reasonable amount of time.

12.    INDEMNITY

Customer shall indemnify, hold harmless and defend TIME from and against all claims, clauses, causes of action, damages, judgments, settlements, losses, liabilities, obligations, penalties, charges, costs, payments, and expenses of any kind whatsoever, arising out of or resulting from (i) an "Act of God" and any breach by Customer of the terms of this Agreement, or (ii) any act or thing done by the Customer in excess of its authority under this Agreement, or (iii) any misrepresentation by Customer regarding TIME rates, services, transmission facilities, or marketing material. In no event shall TIME be liable to the Customer except for any action or inaction that constitutes gross negligence or willful misconduct on the part of TIME.

13. TERMINATION

This Agreement shall commence upon the above date and shall remain in full force and effect for a term of 12 months (365 days) with automatic renewals, unless terminated thirty (30) days prior to the automatic renewal. By Customer giving thirty (30) days prior written notice to TIME, or by TIME, effective upon the thirty (30) days written notice to Customer. TIME can terminate this Purchase Agreement effective immediately if Customer fails to meet the prepayment terms as outlined in Exhibit A, or if the Customer makes any misrepresentations regarding TIME rates, services, transmission facilities, or marketing materials. This Agreement is exclusive to TIME and InterNext as independent companies.

14. NOTICES

Any notice, request, authorization, consent or other communications required or permitted to be given to either party pursuant to this Agreement shall be in writing and shall be deemed given upon delivery by hand or transmission by facsimile, or by registered or certified mail, return receipt requested, postage and registry fees prepaid, and addressed as follows or at such other address as the intended recipient may have therefore specified in a written notice to sender.


TIME :    TIMEWorldcom, Inc.
          7895 Cessna Avenue
          Gaithersburg, Maryland 20879 USA

Purchaser:InterNext Communications, Inc
          3314 South 28th Street, Suite 302
          Alexandria, VA 22302

15. ASSIGNMENT AND NONDISCLOSURE

Customer shall not assign, disclose, show, display or publicize or use this Agreement or any part thereof without first receiving TIME's written consent, which may be withheld at TIME's sole discretion. However, either party may grant a security interest in the Agreement to its lenders.

16. APPLICABLE LAW

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, oral or written, with respect to the subject matter. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any conflict of law provisions.

17.    ENTIRE AGREEMENT

Hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

TIMEWorldcom, Inc.
____________________________________
TIMEWorldcom, Inc.

InterNext Communications, Inc.
____________________________________
InterNext Communications, Inc.